Exhibit 10.2
JAG Media Holdings, Inc.
6865 S.W. 18th Street, Suite B13
Boca Raton, FL 33433
April 2, 2007
Cornell Capital Partners, L
101 Hudson Street
Suite 3700
Jersey City, NJ 07302
-and-
Cryptometrics, Inc.
73 Main Street
Tuckahoe, NY 10707
Re:	Agreement dated as of January 24, 2007 Among JAG Media Holdings, Inc., Cornell Capital Partners, L.P., Cryptometrics, Inc., Robert Barra and Michael Vitale, as amended (“Cornell Agreement”)
Gentlemen:
This will confirm our understanding that the automatic termination date of April 6, 2007, set forth in the last sentence of paragraph 1 of the Cornell Agreement is hereby changed to April 20, 2007.
Except as otherwise set forth in this agreement, the Cornell Agreement shall remain unchanged and in full force and effect.
If the foregoing accurately reflects your understanding of our agreement regarding the above matter, please indicate your agreement and acceptance by signing in the appropriate space below and returning a fully executed and dated copy of this agreement to the undersigned.
[SIGNATURES APPEAR ON NEXT PAGE]
Sincerely yours,

Cornell Capital Partners, LP
April 2, 2007
Page -2-

JAG Media Holdings, Inc.
By:	/s/ Thomas J. Mazzarisi
	Name:	Thomas J. Mazzarisi
	Title:	Chairman & CEO
	Date:	April 2, 2007

AGREED AND ACCEPTED: Cornell Capital Partners, LP
By:	Yorkville Advisors, LLC
Its: General Partner

By:	/s/ Gerald C. Eicke
Gerald C. Eicke, Managing Partner
Date: April 5, 2007

Cryptometrics, Inc.
By:	/s/ Robert Barra
	Name:	Robert Barra
	Title:	Co-CEO
	Date:	April 4, 2007

The undersigned parties are signing this agreement only with respect to the obligations in Paragraph 5 of the Cornell Agreement

/s/ Robert Barra
Robert Barra
Date: April 4, 2007

/s/ Michael Vitale
Michael Vitale
Date: April 4, 2007